EQ ADVISORS TRUSTSM

AXA/Franklin Balanced Managed Volatility Portfolio – Class IA and IB Shares

SUPPLEMENT DATED APRIL 14, 2016 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the AXA/Franklin Balanced Managed Volatility Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the AXA/Franklin Balanced Managed Volatility Portfolio (the “Portfolio”).

Information Regarding

AXA/Franklin Balanced Managed Volatility Portfolio

Effective immediately, the table in the section of the Prospectus for the Portfolio, entitled “AXA/Franklin Balanced Managed Volatility Portfolio -Who Manages the Portfolio – Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)” with respect to the Portfolio Managers of the Index Allocated Portion of the Portfolio tracking the S&P 500 Index, is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	March 2014
Greg Savage	Managing Director of BlackRock	May 2012
Creighton Jue, CFA	Managing Director of BlackRock	April 2016
Rachel M. Aguirre	Director of BlackRock	April 2016